Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of November 18, 2024, is entered into by and among OMNICELL, INC., a Delaware corporation (the “Borrower”), each Lender party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.

RECITALS

WHEREAS, the Borrower has entered into that certain Second Amended and Restated Credit Agreement, dated as of October 10, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement” and as amended by this First Amendment, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”), with the Lenders from time to time party thereto and the Administrative Agent;

WHEREAS, the Borrower intends to enter into a new convertible notes offering, of which a portion of the proceeds will be used to refinance, in part, the existing 2025 Convertible Senior Notes;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as more fully described herein;

WHEREAS, the Lenders party hereto (comprising of all Lenders under the Credit Agreement) have consented and agreed to the Borrower’s requested amendments subject to the terms and conditions set forth in this First Amendment, as evidenced by the signatures of the Lenders party hereto; and

WHEREAS, by executing this First Amendment, the Borrower reaffirms, after giving effect to each of the requested amendments, its obligations under each of the Guaranty Agreement, the Collateral Agreement and each other Loan Document (in each case as amended by this First Amendment).

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

SECTION 1.         AmendmentS.

Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)           The definition of “Revolving Credit Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety and replaced with the following:

“Revolving Credit Maturity Date” means the earliest to occur of: (a) the date that is the fifth (5th) anniversary of the Effective Date (or, with respect to any Lender, such later date as requested by the Borrower pursuant to Section 5.16 and accepted by such Lender); (b) the date of termination of the entire Revolving Credit Commitment by the Borrower pursuant to Section 2.5; and (c) the date of termination of the Revolving Credit Commitment pursuant to Section 10.2(a); provided that in the event that on the Springing Maturity Date more than $200,000,000 in aggregate principal amount of the 2025 Convertible Senior Notes remain outstanding, the Revolving Credit Maturity Date shall be the Springing Maturity Date.

(b)           Section 9.1(t) of the Credit Agreement is hereby amended and restated in its entirety and replaced with the following:

“(t)         (i) the 2025 Convertible Senior Notes and (ii) without duplication, any Permitted 2025 Convertible Senior Notes Refinancing Indebtedness in respect thereof.”

SECTION 2.          REPRESENTATIONS AND WARRANTIES; NO EVENTS OF DEFAULT.

The Borrower represents and warrants that, as of the First Amendment Effective Date:

(a)            the Borrower has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this First Amendment in accordance with its terms;

(b)            this First Amendment has been duly executed and delivered by the duly authorized officer of the Borrower that is a party hereto, and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies;

(c)            the representations and warranties contained in the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the First Amendment Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date); and

(d)            no Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date, or will occur as a result of giving effect to the amendments contemplated by this First Amendment.

SECTION 3.           REAFFIRMATION OF GUARANTEES AND SECURITY INTERESTS.

(a)            The Borrower on behalf of itself and each Subsidiary Guarantor hereby consents to the terms and conditions of this First Amendment.

(b)            The Borrower on behalf of itself and each Subsidiary Guarantor hereby: (i) reaffirms and confirms, immediately before and after giving effect to the amendments to the Loan Documents contemplated herein, its guarantees, pledges, grants (including, but not limited to, its grant of a security interest in the Collateral in favor of the Administrative Agent for the ratable benefit of the Secured Parties) and other undertakings under the Loan Documents to which it is a party; and (ii) agrees that: (A) each Loan Document to which it is a party shall, immediately after giving effect to the amendments to the Loan Documents contemplated herein, continue to be in full force and effect; and (B) all guarantees, pledges, grants (including, but not limited to, its grant of a security interest in the Collateral in favor of the Administrative Agent for the ratable benefit of the Secured Parties) and other undertakings thereunder shall, immediately after giving effect to the amendments to the Loan Documents contemplated herein, continue to be in full force and effect to guarantee and secure the Secured Obligations (as amended, increased and otherwise modified hereby) and shall accrue to the benefit of the Secured Parties.

SECTION 4.           CONDITIONS TO EFFECTIVENESS.

Notwithstanding any provision herein to the contrary, this First Amendment, and the consents and approvals contained herein, shall be effective (such date, the “First Amendment Effective Date”) only if and when each of the following conditions is satisfied:

4.1            this First Amendment is signed by, and counterparts hereof are delivered to the Administrative Agent (by hand delivery, mail or telecopy) by, the Borrower and the Lenders comprising of all of the Lenders under the Credit Agreement;

4.2            the Borrower shall have priced an offering of convertible senior notes, of which a portion of the proceeds will be used to refinance in part the 2025 Convertible Senior Notes;

4.3            no event shall have occurred and be continuing or would result from the effectiveness of this First Amendment or the consummation of the transactions contemplated hereunder that would constitute an Event of Default or a Default; and

4.4            the Borrower shall have paid all fees and expenses of the Administrative Agent and its Affiliates in connection with this First Amendment to the extent required by Section 12.3 of the Amended Credit Agreement.

SECTION 5.           AUTHORIZATION TO MODIFY AND EXECUTE LOAN DOCUMENTS.

The undersigned Lenders, constituting all Lenders under the Credit Agreement, hereby: (a) authorize and direct the Administrative Agent to execute this First Amendment; (b) consent to the transactions contemplated by this First Amendment; (c) authorize and direct the Administrative Agent to take any and all actions and execute such documents as shall be required to give effect to or otherwise implement this First Amendment and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

SECTION 6.           MISCELLANEOUS

6.1            No Waiver; Continuing Effect of Loan Documents. Except as specifically modified pursuant to the terms of this First Amendment: (a) the terms and conditions of the Amended Credit Agreement and the other Loan Documents remain in full force and effect; and (b) nothing herein: (i) shall constitute a waiver, amendment or modification of any other provision of the Amended Credit Agreement or any other Loan Document; or (ii) shall be construed as a waiver or consent to any further or future action on the part of the Borrower or any Subsidiary Guarantor. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent or the Lenders under the Amended Credit Agreement or under any other Loan Document. This First Amendment is a Loan Document under and as defined in the Amended Credit Agreement. On and after the First Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

6.2            Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this First Amendment.

6.3            Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

6.4            Successor and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns pursuant to the terms of Section 12.9 of the Amended Credit Agreement.

6.5            Governing Law. This First Amendment, and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this First Amendment and the transactions contemplated hereby and thereby, shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

OMNICELL, INC.,
a Delaware corporation,
as the Borrower

By:	/s/ Nchacha E. Etta
Name:	Nchacha E. Etta
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Second A&R Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Administrative Agent and a Lender

By:	/s/ Brandon Moss
Name:	Brandon Moss
Title:	Vice President

[Signature Page to First Amendment to Second A&R Credit Agreement]

CITIBANK, N.A.,
as a Lender

By:	/s/ Michael Kuglin
Name:	Michael Kuglin
Title:	Senior Vice President

[Signature Page to First Amendment to Second A&R Credit Agreement]

Comerica Bank,
as a Lender

By:	/s/ Cailyn Coburn
Name:	Cailyn Coburn
Title:	AVP

[Signature Page to First Amendment to Second A&R Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Diane Truong
Name:	Diane Truong
Title:	Vice President

[Signature Page to First Amendment to Second A&R Credit Agreement]

TD Bank, N.A.,
as a Lender

By:	/s/ M. Bernadette Collins
Name:	Bernadette Collins
Title:	Senior Vice President

[Signature Page to First Amendment to Second A&R Credit Agreement]

JPMorgan Chase Bank, N.A.,
as a Lender

By:	/s/ William R. Doolittle
Name:	William R. Doolittle
Title:	Executive Director

[Signature Page to First Amendment to Second A&R Credit Agreement]

THE HUNTINGTON NATIONAL BANK, N.A.,
as a Lender

By:	/s/ Robert D. Bell
Name:	Robert D. Bell
Title:	Vice President

[Signature Page to First Amendment to Second A&R Credit Agreement]

HSBC Bank USA, NA,
as a Lender

By:	/s/ Sahib Phagura
Name:	Sahib Phagura
Title:	Vice President

[Signature Page to First Amendment to Second A&R Credit Agreement]